UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 13, 2006
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
Due to the pending restatement of its financial results (as previously announced via press release and Form 8-K dated March 27, 2006), CSK Auto Corporation (the “Company”) is temporarily suspending or limiting employees’ participation in several equity incentive programs. Specifically, participants in the Company’s wholly owned subsidiary’s (CSK Auto, Inc.) Retirement Program (the “401(k) Plan”) will be subject to a blackout period during which they will be precluded from acquiring beneficial ownership of additional interests in the Company’s common stock fund under the 401(k) Plan.
Consequently, for purposes of this Current Report on Form 8-K, and pursuant Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR, the Company’s executive officers and directors will be subject to a blackout as described below. Pursuant to Rule 104 of Regulation BTR, the Company provided notice of the blackout period to its executive officers and directors on December 13, 2006. A copy of the blackout notice is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference. Advance notice of the blackout period to our executive officers and directors was not possible due to events and circumstances that were beyond our reasonable control.
The blackout period will begin on December 20, 2006 and will end as soon as reasonably practicable after the Company becomes current in its financial reporting obligations. During the blackout period, executive officers and certain other participants in the 401(k) Plan will be precluded from moving their existing account balance under the Plan out of the Company common stock fund. In addition, during the blackout period, the 401(k) Plan participants will not be permitted to purchase the Company’s common stock normally offered pursuant to the 401(k) Plan.
As a result of the blackout period under the 401(k) Plan, executive officers and directors will be prohibited pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 from directly or indirectly purchasing, selling or otherwise acquiring, any shares of the Company’s common stock or any derivative security tied to the value of the Company’s common stock, while the blackout period remains in effect. The prohibition covers any acquisition of the Company’s common stock or related derivative security in connection with the covered individual’s service or employment with the Company or any sale of the Company’s common stock which the executive officer or director acquired in connection with his or her service in such capacity.
Any questions concerning the blackout period or the transactions affected by the blackout period, including the beginning and ending dates of the blackout period, are to be addressed to JoAnn Hinson, the Company’s Director of Benefits and Payroll at the Company’s headquarters at 645 East Missouri Avenue, Suite 400, Phoenix, Arizona 85012 or by telephone at (602) 631-7333 or the Retirement Program Administrator at CSK Auto, Inc., P.O. Box 6030, Phoenix, Arizona 85005.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Notice of Blackout Period to Directors and Officers of CSK Auto Corporation dated December 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

December 13, 2006	By:	/s/ Randi V. Morrison

Name: Randi V. Morrison Title: Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Blackout Period to Directors and Officers of CSK Auto Corporation dated December 13, 2006.